EXHIBIT 10.50
MANUFACTURING LICENSE, OPTION
AND SUPPORT AGREEMENT
between
AMANO ENZYME, INC.
and
ALTUS PHARMACEUTICALS INC.
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY’S APPLICATION
REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

MANUFACTURING LICENSE, OPTION
AND SUPPORT AGREEMENT
     MANUFACTURING LICENSE, OPTION AND SUPPORT AGREEMENT dated as of December 20, 2007 (the “Effective Date”) between AMANO ENZYME, INC., a corporation organized and existing under the laws of Japan, having its principal place of business at 1-2-7, Nishiki, Naka-ku, Nagoya, Japan (hereinafter referred to as “Amano”) and ALTUS PHARMACEUTICALS INC., a Delaware corporation having its principal place of business at 125 Sidney Street, Cambridge, Massachusetts 02110, USA (hereinafter referred to as “Altus”).
INTRODUCTION
     Altus and Amano entered into a Cooperative Development Agreement dated as of November 2002, as amended (as so amended, the “Development Agreement”), pursuant to which the Parties cooperatively developed certain enzyme materials for Altus’ pharmaceutical product known as Trizytec™ [porcine-free enzyme] (formerly referred to as TheraCLEC™ Total and ALTU-135). Pursuant to the Development Agreement, (i) the Parties contemplated providing to each other support in certain areas, (ii) Amano agreed to grant certain licenses to its technology to Altus for the purposes of manufacturing Trizytec, and (iii) it was anticipated that Amano would be granted an option to supply certain enzyme materials for Trizytec for commercial and clinical purposes.
     The Parties now desire to set forth the specific terms of such license, support and option.
     In consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, Amano and Altus agree as follows:
Article I. DEFINITIONS
     As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:
     “Affiliate” means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with a Party. For purposes hereof, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least 50% of the stock or shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of at least 50% of the equity interest with the power to direct the management and policies of such non-corporate entities.
     “Altus Know-How” means all materials and information now owned and hereinafter acquired or solely developed by Altus relating to the making, using and selling of the Materials.
     “Altus Patent Rights” means all patents and patent applications now owned or controlled
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or hereinafter owned or acquired or solely developed by Altus relating to making, using and selling of the Materials.
     “Altus Technology” means any and all technologies now owned and hereinafter acquired or solely developed by Altus relating to the making, using and selling of the Materials, including Altus Know-How and Altus Patent Rights.
     “Amano Know-How” means all materials and information now owned and hereinafter acquired or solely developed by Amano relating to the making, using and selling of the Materials.
     “Amano Patent Rights” means all patents and patent applications now owned or controlled or hereinafter owned or acquired or solely developed by Amano relating to making, using and selling the Materials.
     “Amano Technology” means any and all technologies now owned and hereinafter acquired or solely developed by Amano relating to the making, using and selling of the Materials, including Amano Know-How and Amano Patent Rights.
     “Average Material Cost” means, with respect to a particular [*****] that [*****] of the Materials, the [*****] to [*****] a [*****] for [*****] to Altus during the [*****].
     “CMO” means any third-party contract manufacturer selected and engaged by Altus to manufacture all of any portion of the Materials required by Altus for use in the Product.
     “Confidential Information” means (a) all proprietary information and materials, patentable or otherwise, of a Party which is disclosed by or on behalf of such Party to the other Party, including cells, substances, formulations, techniques, methodology, equipment, data, reports, know-how, preclinical and clinical trials and the results thereof, sources of supply, patent positioning and business plans, including any negative developments, and (b) any other information designated by the disclosing Party to the other Party as confidential or proprietary, whether or not related to the use or production of the Product.
     “FDA” means the United States Food and Drug Administration.
     “GMP” means the then-current good manufacturing practice regulations of the as described in the United States Code of Federal Regulations or any successor regulations.
     . “Improvements” means (a) any technology or information, patentable or otherwise, developed or acquired by Amano, either solely or jointly with Altus, during the term of this Agreement or the
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Development Agreement in connection with manufacturing the Materials, and (b) any improvement to the [*****] for the [*****], in each case which is reasonably useful or necessary or is required to develop, use, and manufacture the Materials.
     “IND” means an Investigational New Drug application or its equivalent or any corresponding foreign application or registration.
     “Intellectual Property Rights” means Altus Technology, Amano Technology and Joint Technology.
     “Joint Know-How” means all materials and information now owned and hereinafter acquired or developed by jointly by Altus and Amano relating to the making, using and selling of the Materials.
     “Joint Patent Rights” means all patents and patent applications now owned or controlled or hereinafter owned, acquired or developed jointly by Altus and Amano relating to making, using and selling the Materials.
     “Joint Technology” means any and all technologies now owned and hereinafter acquired or developed jointly by Altus and Amano relating to the making, using and selling of the Materials, including Joint Know-How and Joint Patent Rights.
     “Marketing Approval” the date upon which the FDA has approved the Product for sale in the United States.
     “Materials” means those enzymes used as active ingredients in the Product, which are made up of selected lipase, protease and amylase and manufactured in accordance with Specifications approved by Altus, the use, making or manufacturing of which, is covered by a Valid Claim of any of the Amano Patent Rights or Joint Patent Rights and/or embodies any Amano Know-How or Joint Know-How.
     “Net Sales” means, with respect to the Product, the gross amount invoiced by Altus or its Affiliates or sublicensees on sales or other dispositions of such Product to third Parties less the sum of (a) trade, cash and quantity discounts or rebates actually allowed or taken, (b) credit or allowances given or made for rejection of or return of, and for uncollectable amounts on, previously sold Products or for retroactive price reductions (including Medicare and similar types of rebates), (c) charges for insurance, freight, and other transportation costs directly related to the delivery of the Products and invoiced by Altus or its Affiliates or sublicensees, (d) sales, transfer and other excise taxes levied on the sale or delivery of such Product (including any tax
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such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever, and (e) credits or allowances given or made for wastage replacement, indigent patient and any other sales programs.
     “NDA” means a New Drug Application or its equivalent or any corresponding foreign application or registration.
     “Party” means Amano or Altus; “Parties” means Amano and Altus.
     “Product” means Altus’ product, Trizytec™ [porcine-free enzymes], and any and all formulations, mixtures or compositions thereof which, or the use, making or manufacturing of which, is covered by a Valid Claim of any of the Amano Patent Rights or Joint Patent Rights and/or embodies any Amano Know-How or Joint Know-How.
     “Reset Date” means each date ending at the end of the Set Royalty Payment Period and ending each [*****] period thereafter.
     “Reset Period” means the [*****] period starting on a particular Reset Date.
     “Residual Average Material Cost” means, with respect to a particular enzyme that constitutes part of the Materials, the [*****] (a) [*****] to [*****] a [*****] for [*****] to Altus and (b) [*****] by [*****] or its [*****] during the [*****] prior to the applicable [*****].
     “Set Royalty Determination Period” means the period commencing on the date that Altus [*****] for the Product to [*****] and ending [*****] thereafter. The “Set Royalty Determination Period” is the period of time over which [*****] is [*****].
     “Set Royalty Payment Period” has the meaning given to it in section 3.1(d).
     “Set Royalty Date” means the date which is the end of the Set Royalty Determination Period.
     “Specifications” means the written specifications developed for the manufacture of the Materials that are provided by or approved in writing by Altus, as such may be amended from time to time only with Altus’ prior written approval.
     “Valid Claim” means a claim of an unexpired patent which shall not have been withdrawn, cancelled or disclaimed, nor held invalid by a court of competent jurisdiction in an unappealed or unappealable decision, or the claim of a patent application which has not been on file for more than seven years.
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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Article II. LICENSE
     2.1. Grant. Subject to the reservation of rights in Section 2.2, Amano hereby grants to Altus and its Affiliates an exclusive, perpetual, worldwide license under the Amano Technology, the Joint Technology and any Improvements developed by Amano in each case, with the right to grant sublicenses and/or assign the foregoing, (a) to manufacture, have manufactured, use, market, advertise, promote, distribute, offer for sale, sell, export and import the Product, and (b) to develop, manufacture and have manufactured the Materials for the sole purpose of exercising its rights under clause (a) of this license. It is contemplated that Altus will sublicense the Amano Technology and the Joint Technology to one or more CMOs, which shall be [*****] Altus, to enable such CMO(s) to manufacture Materials for Altus. Altus will [*****] Amano’s [*****] and [*****] prior to [*****] any [*****] to [*****] Materials and will reasonably consider any [*****] or [*****] that [*****] may [*****] relating to the [*****]of the [*****]. In addition, it is anticipated that Altus may enter into a sublicense or collaboration agreement with a third party to develop and/or commercialize the Product, and that Altus may sublicense the Amano Technology and the Joint Technology to such third-party in connection with such sublicense or collaboration.
     2.2. Reservation of Rights. Except as set forth in Section 2.3, Amano retains the right under the Amano Technology and the Joint Technology (a) to manufacture the enzymes that make up the Materials for the purpose of fulfilling its rights and obligations under this Agreement and (b) to manufacture and sell the enzymes to third Parties in accordance with Section 2.3.
     2.3 Non-Competing Pharmaceutical Products.
          (a) Amano agrees that it shall not supply to any third party any [*****] from the [*****] of the [*****] for [*****] supplied under the Development Agreement during the term of this Agreement.
          (b) Amano shall not [*****] any of the [*****] than to [*****] without [*****] from [*****], provided that nothing herein [*****] any [*****] of [*****] a [*****] with any [*****] or [*****] manufactured by Amano solely using [*****] and/or other technologies of any third party.
          (c) Notwithstanding the foregoing, Amano shall not [*****]; provided, however, for the avoidance of doubt, the Parties agree that Amano shall be permitted to market, sell and supply [*****] provided in each case such enzymes are [*****]; and provided further, however, Amano shall be permitted to continue supplying the enzymes that it currently supplies to customers (other than Altus) if, [*****].
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Article III. ROYALTIES
     3.1 Royalties.
          (a) Commencing on the date of this Agreement through the Set Royalty Date, Altus or its sublicensees shall pay to Amano a royalty equal to [*****] of the [*****] by a [*****] (excluding [*****] and [*****] to [*****] or [*****] for any [*****] to and [*****] or [*****] for [*****].
          (b) From and after the Set Royalty Date, Altus or its sublicensees shall pay Amano a royalty of [*****] of the [*****] for each [*****] of [*****] either (a) [*****] by a [*****] to and [*****] or its [*****] or (b) [*****] by [*****] or [*****] for [*****].
          (c) In the event that any Improvements are developed that [*****] in a [*****] in the [*****], then Amano shall be entitled to an additional royalty for each [*****] of [*****] (a) [*****] by a [*****] to and [*****] or [*****] and (b) [*****] by [*****] or [*****] for [*****], in each case equal to [*****] of the [*****] by which the [*****] as a result of such Improvement. This additional royalty is in addition to the [*****] royalty of the [*****] prior to implementation of the improvements provided in Section 3.1(b) above. It is possible that more than one Improvement may be developed that [*****] in a [*****] in the [*****]; in such case, Amano shall be entitled to an additional royalty for each such Improvement.
          (d) The royalty payable under Section 3.1(b) hereof shall be payable for a period of [*****] after Marketing Approval, , provided however, that if a royalty becomes payable under Section 3.1(c), then the [*****] under [*****] for (i) an additional [*****] from the first date of the implementation of any [*****] Improvement giving rise to the royalty under Section 3.1(c) or (ii) with respect to [*****] Improvements, for so long as there is a Valid Claim with respect to such Improvement in [*****] or any [*****] (the “Set Royalty Payment Period”). Thereafter, on each Reset Date, the parties will determine the [*****], and during the Reset Period starting on such Reset Date, Altus or its sublicensees shall pay Amano a royalty of [*****] of such [*****] for each [*****] of [*****] either (a) [*****] by a [*****] to and [*****] or [*****] or (b) [*****] by [*****] or [*****] for [*****].
     3.2. Reports and Payment. All royalties due hereunder shall be payable in U.S. Dollars. Altus or its sublicensees shall deliver to Amano within [*****] after the end of each calendar quarter, a written report showing its computation of royalties due under this Agreement for such calendar quarter, based on (a) the [*****] from the [*****] for the [*****] for which a royalty is due during
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such calendar quarter and (b) the amount of [*****] by [*****] or [*****] for [*****] during such calendar quarter. If [*****] or [*****] have [*****] for the [*****] in a currency other than U.S. Dollars, such report shall include the rates of exchange used to convert such payment to United States dollars from the currency in which the [*****] for the [*****] were made. For the purposes hereof, the rates of exchange to be used shall be those in effect for the purchase of dollars at Citicorp, New York, New York, on the day on which [*****] was [*****] for [*****]. Altus or its sublicensees, simultaneously with the delivery of each such report, shall tender payment in United States dollars of all royalties shown to be due thereon.
     3.3 Records. Altus shall keep, and shall require all Affiliates and sublicensees to keep, full, true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable hereunder. During the term of this Agreement and for a period of [*****] following its termination, Amano shall have the right from time to time (not to exceed [*****] during [*****] to inspect in confidence, or have an agent, accountant or other representative inspect in confidence, such books, records and supporting data.
Article IV. AMANO OPTION
     4.1 Option to Supply Commercial and Clinical Materials.
          (a) Amano is hereby granted an option to elect to supply Altus or its sublicensees Materials for commercial and clinical purposes in an amount up to [*****] at [*****] at [*****] currently [*****] for [*****], provided that Amano has complied with its obligations under this Agreement, including without limitation, Articles IV and V of this Agreement. In order to exercise such option, Amano must notify Altus in writing no later [*****] following [*****] for the Product (the “Initial Exercise Notice”) of its intent to supply such Materials, and such notice shall include a statement (a) of which Materials (protease, lipase, and/or amylase) and the quantity of materials Amano intends to supply and (b) that Amano intends to [*****] its [*****] so that is [*****] for the [*****] that [*****] that Amano intends to supply at such quantities. Within a reasonable time following the delivery of the Initial Exercise Notice, Altus will amend its NDA for the Product to add Amano as a supplier of the Materials.
          (b) At any time between the delivery of the Initial Exercise Notice and [*****], and provided that Amano has complied with its obligations under this Agreement, including without limitation, Articles IV and V of this Agreement, if Amano desires to manufacture Materials in addition to those specified in the Initial Exercise Notice, Amano will give notice (the “Second Notice”) to Altus or its sublicensees of such desire, together with a plan [*****] or [*****] a [*****] to supply [*****] that [*****], and the Parties will work together to determine whether Amano will be a primary or secondary supplier of not less than [*****] of Altus’ or its sublicensees clinical or
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commercial requirements for such Materials, and the terms upon which Amano will supply such Materials.
     4.2 [*****]. If Amano exercises the option set forth in Section 4.1 above, the Parties will work together to develop and agree upon a plan for Amano to [*****] one or more of [*****] or [*****] a [*****] that is [*****] for the [*****] of [*****] and which will (a) meet Altus’ or its sublicensees supply requirements and (ii) meet regulatory requirements for a [*****]. This will include [*****] and [*****]. In addition, in such case, (a) Altus will provide Amano will a reasonable level of support specified in the plan agreed to by the Parties [*****], including regulatory support and access to Altus’ regulatory documentation, reasonably needed by Amano to [*****] and (b) Amano will supply such documentation and a reasonable level of support necessary to enable Altus or its sublicensees to meet its [*****] to the [*****] that Amano will become a commercial supplier of the Materials. Amano agrees to allow the FDA to inspect the facility where the Materials will be manufactured and to cooperate with the FDA regarding such inspection.
     4.3 Long Term Supply Agreement and Quality Agreement. Upon the exercise by Amano of the option set forth in Section 4.1 above, the Parties will negotiate and enter into a long-term supply agreement (with respect to the Initial Exercise Notice) or an amendment to such long term supply agreement (with respect to Material that Parties agree will be supplied under the Second Notice) that will address usual and customary terms, including the following:
(a)	A plan for the [*****] of Amano’s [*****] and a timeline for the [*****] of [*****] to make [*****] at [*****] (currently estimated to be no later than [*****] after [*****]).

(b)	Minimum/maximum amounts that Amano will be responsible to supply.

(c)	Minimum/maximum amounts that Altus or its sublicensees will be required to purchase (to be based on the quantity that the Amano facility can produce, as agreed by the Parties).

(d)	That all Materials will be manufactured in accordance with the Specifications, and any other specifications set forth in any marketing approval of the NDA (or foreign equivalents in the European Union and Japan) by the FDA (or foreign equivalents in the European Union and Japan).
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(e)	No changes to the Specifications or manufacturing process [*****] shall be implemented with respect to any Materials ordered by or delivered to Altus or its sublicensees without Altus’ or its sublicensees prior written approval.

(f)	Forecasting parameters and timing of forecasting of Materials requirements by Altus.

(g)	Allocation of costs incurred in connection with the development of any process changes required to produce the Materials to be supplied by Amano.

(h)	Pricing for the Materials. It is agreed that the price charged by Amano for [*****] and [*****] will be [*****] the [*****] by any [*****], and that the price to be charged for [*****] shall be [*****]. If any Improvements are developed that reduce the manufacturing cost of the Materials manufactured by Amano, then, Amano shall notify Altus or its sublicensees of the amount of the reduction in the manufacturing cost (together with supporting documentation) and the Parties will negotiate a price reduction for such Materials, it being intended that the Parties will [*****] in the [*****]. Altus or its sublicensees shall have the right, at its own expense, to audit Amano’s records upon reasonable notice, to verify the basis and accuracy of Amano’s calculation of the reduction in manufacturing costs

(i)	Any additional work that may be required to assure that processes and product remain comparable among all of Altus’ manufacturers for Trizytec having multiple manufacturers supplying the same Materials.

(j)	The long-term supply agreement will not become effective until such time as [*****] and other [*****] in the [*****] has [*****] as [*****] of the [*****] or the [*****] is otherwise authorized under [*****] and [*****].
In addition, the Parties will negotiate and enter into a customary commercial quality agreement that satisfies the GMP quality standards applicable to the commercial supply of the Materials.
Article V. SUPPORT
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     5.1 CMO and Technology Transfer Support. Amano will cooperate with Altus and its sublicensees regarding technology transfer to any CMO selected by Altus or its sublicensees, it being acknowledged that technology transfer to Lonza, Ltd., has already commenced. Promptly after the Effective Date, the Parties will work together to develop a technology transfer plan pursuant to which Amano will provide Altus and its current CMO, Lonza, Ltd. with reasonable technology transfer support. From time to time, the Parties may modify such plan to effect any changes reasonably required by Altus. Each party shall [*****] to effect its obligations under the technology transfer plan in accordance with such plan’s terms, milestones, and/or timelines. Altus shall reimburse Amano for its reasonable costs (including travel expenses and personnel costs at the FTE rate set forth on Exhibit A) in implementing the technology transfer plan. Altus may request Amano to provide, and Amano shall provide reasonable technology transfer support to Altus or any other CMO or sublicense that may in the future manufacture the Materials on terms to be agreed by the Parties.
     5.2 Support for NDA Submission. Promptly after the Effective Date, the Parties will work together to develop a regulatory support plan pursuant to which Amano will provide Altus or its sublicensees with reasonable support regarding Amano’s past and future manufacture of the Materials for Altus’ planned NDA submission to the FDA. Such support shall include the items listed on Exhibit B. From time to time, the Parties may modify such plan to effect any changes reasonably required by Altus. Each party shall [*****] to effect its obligations under the regulatory support plan in accordance with such plan’s terms, milestones, and/or timelines. Altus shall reimburse Amano for its reasonable costs (including travel expenses and personnel costs at the FTE rate set forth on Exhibit A) in implementing the regulatory support plan. In addition, Amano will provide Altus with access to manufacturing process development data reasonably required for the submission and approval of the NDA.].
     5.3 Support for Raw Material Sourcing. At Altus’ request, and if Amano agrees, the Parties will work together to develop a work plan pursuant to which Amano will assist Altus or its sublicensees in identifying and testing secondary or alternative sources of raw materials for the Materials or obtaining Japanese sources for such raw materials. From time to time, the Parties may modify such plan to effect any changes reasonably required by Altus. Each party shall [*****] to effect its obligations under such work plan in accordance with such plan’s terms, milestones, and/or timelines. Altus shall reimburse Amano for its reasonable costs (including travel expenses and personnel costs at the FTE rate set forth on Exhibit A) in implementing the regulatory support plan.
     5.4 [*****]. The Parties will work together to develop a [*****] plan not later than [*****] pursuant to which Amano will perform work to improve the [*****] and the [*****] for the [*****]. From time to time, the Parties may modify such plan to effect any changes reasonably required by Altus. It is agreed that Amano will perform the work, and that Altus will provide oversight and input. Alternatively, the Parties may agree to have a third-party perform the necessary
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work at Altus’ expense. Each party shall [*****] to effect its obligations under the [*****] plan in accordance with such plan’s terms, milestones, and/or timelines. Altus shall reimburse Amano for its reasonable costs (including travel expenses and personnel costs at the FTE rate set forth on Exhibit A) in implementing the [*****] plan. In addition, Amano will properly [*****] the [*****] for the [*****] under [*****] and enable the use of the [*****], if reasonably necessary, for any required testing or for new [*****].
     5.5 Additional Development Work. At Altus’ request, and if Amano agrees, the Parties will work together to develop a work plan pursuant to which Amano will perform additional development work regarding the Materials. From time to time, upon mutual agreement of the Parties, the Parties may modify such plan to effect any changes reasonably requested by Altus. Each party shall [*****] to effect its obligations under such work plan in accordance with such plan’s terms, milestones, and/or timelines. Altus shall reimburse Amano for its reasonable costs (including travel expenses and personnel costs at the FTE rate set forth on Exhibit A) in implementing any such development work plan.
     5.5 Invoices and Payment. Amano shall invoice Altus for all costs for which Amano is entitled to reimbursement pursuant to Sections 5.1, 5.2, 5.3, 5.4 and 5.5, and all undisputed payments will be made by Altus within [*****] of its receipt of an invoice. If any portion of an invoice is disputed, Altus shall pay the undisputed portion of such invoice, and the Parties shall use good faith efforts to reconcile the disputed amount as soon as practicable. All amounts due hereunder shall be payable in U.S. Dollars
Article VI. INTELLECTUAL PROPERTY RIGHTS
     6.1. Ownership of Technology. AMANO shall own the entire right, title and interest in and to all Amano Technology. Altus shall own the entire right, title and interest in and to all Altus Technology. The Parties shall jointly own the entire right, title and interest in and to all Joint Technology. It is hereby acknowledged and agreed that the [*****] and the [*****] for the [*****] constitute [*****], and that any [*****] or [*****] to the [*****] or [*****] for the [*****] will be [*****] by Altus, its Affiliates and sublicensees [*****] the [*****] of the [*****] and not for [*****] agreed to in writing by [*****].
Without [*****],[*****], its [*****] and [*****] shall not [*****] or [*****] the [*****] or [*****] by way of [*****], or by [*****] causing [*****] thereto, and shall not [*****] any [*****] to do the same.. In addition, [*****], its [*****] and [*****] shall be also [*****] from [*****] to [*****] any [*****], and shall not [*****] any [*****] to [*****] to [*****] any [*****], which are different, whether in [*****] or otherwise, from the [*****] that should have been [*****] if [*****], its [*****] and [*****] had not [*****] or [*****] the [*****] or [*****]
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in violation of the preceding sentence. Subject to the preceding sentences, [*****] shall have the [*****] to [*****] and [*****] the [*****] or any [*****] for regulatory or commercial purposes (for example, by [*****] or [*****]). Any such [*****] that [*****] an [*****] shall constitute [*****], subject to the [*****] under [*****].
     6.2. Responsibility for Patenting of Amano Patent Rights and Joint Patent Rights.
          (a) Except as otherwise provided in this Agreement, Amano shall have the right and responsibility to decide whether or not to seek or continue to seek or maintain patent protection on any Amano Patent Rights in any country, and shall have the right to file for, procure and maintain patents on any Amano Patent Rights in any country and shall bear all expenses in connection therewith. If Amano elects not to seek or continue to seek or maintain patent protection on any Amano Patent rights in any country, Altus shall have the right, at its expense but in the name of Amano, to file, procure and maintain in such country or countries as it may choose on such Amano Patent Rights. Amano agrees to advise Altus of all decisions taken under this Section 7.3(a) in a timely manner in order to allow Altus to protect its rights hereunder.
          (b) Except as otherwise provided in this Agreement, the Parties shall jointly decide whether or not to seek or continue to seek or maintain patent protection on any Joint Patent Rights in any country whether to file for, procure and maintain patents on any Joint Patent Rights in any country and shall bear equally all expenses in connection therewith, provided, however, that if there is a disagreement, then either party may seek or maintain patent protection on the Joint Patent Rights at its own expense but in the name of both Parties. Except as otherwise provided in this Agreement, [*****] may [*****] or otherwise [*****] in any [*****] to [*****] without the prior written consent of [*****]. Except for [*****] permitted under this Agreement, in case [*****] desires to [*****] its [*****], the [*****] shall be [*****] to [*****] as [*****] between the Parties in good faith. Furthermore, except as otherwise provided herein, if [*****] proposes to [*****] a [*****] to [*****], such Party shall [*****] the [*****] of the [*****] to such [*****].
          (c) Each Party shall provide the other Party with copies of all substantive communications from all patent offices regarding applications or patents on any Amano Patent Rights and Joint Patent Rights promptly after the receipt thereof. Each Party shall provide the other Party with copies of all proposed substantive communications to such patent offices regarding applications or patents on any Amano Patent Rights and joint Patent Rights in sufficient time before the due date in order to enable the other Party an opportunity to comment on the content thereof.
          (d) Each Party shall make available to the other Party or its authorized attorneys, agents or representatives, such of its employees whom the other Party in its reasonable judgment deems necessary in order to assist it in obtaining patent protection for the Amano Patent Rights and
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the Joint Patent Rights. Each Party shall sign or use [*****] to have signed all legal documents necessary to file and prosecute patent applications or to obtain or maintain patents at no cost to the other Party.
          6.3. Infringement.
          (a) Each Party shall promptly report in writing to the other Party during the term of this Agreement any (i) known infringement or suspected infringement of any of the Amano Patent Rights or the Joint Patent Rights, or (ii) unauthorized use or misappropriation of Amano Know-How or Joint Know-How by a third party of which it becomes aware, and shall provide the other Party with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation.
          (b) Except as provided in subsection (d) below, Altus shall have the right to initiate an infringement or other appropriate suit anywhere in the world against any third party who at any time has infringed, or is suspected of infringing, any of the Amano Patent Rights or joint Patent Rights or of using without proper authorization all or any portion of the Amano Know-How or the Joint Know-How in connection with the making, using or sale of products that compete with the Product. Altus shall give Amano sufficient advance notice of its intent to file said suit and the reasons therefor, and shall provide Amano with an opportunity to make suggestions and comments regarding such suit. Altus shall keep Amano promptly informed, and shall from time to time consult with Amano regarding the status of any such suit and shall provide Amano with copies of all documents filed in, and all written communications relating to, such suit.
          (c) Altus shall have the sole and exclusive right to select counsel for any suit referred to in subsection (b) above and shall pay all expenses of the suit, including without limitation attorneys’ fees and court costs. Altus and/or its Affiliates shall be entitled to retain [*****]% of any damages, royalties, settlement fees or other consideration for past infringement resulting therefrom, and Amano shall be entitled to receive [*****]% of any such damages, royalties, settlement fees or other consideration. If necessary, Amano shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to the suit. Amano shall offer reasonable assistance to Altus in connection therewith at no charge to Altus except for reimbursement of reasonable out-of-pocket expenses incurred in rendering such assistance. Amano shall have the right to participate and be represented in any such suit by its own counsel at its own expense. Altus shall not settle any such suit involving rights of Amano without obtaining the prior written consent of Amano, which consent shall not be unreasonably withheld.
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          (d) In the event that Altus elects not to initiate an infringement or other appropriate suit pursuant to subsection (b) above, Altus shall promptly advise Amano of its intent not to initiate such suit, and Amano shall have the right, at the expense of Amano, of initiating an infringement or other appropriate suit against any third party who at any time has infringed, or is suspected of infringing, any of the Amano Patent Rights or Joint Patent Rights or of using without proper authorization all or any portion of the Amano Know-How or Joint Know-How in connection with the making, using or sale of products that compete with the Product. In exercising its rights pursuant to this subsection (d), Amano shall have the sole and exclusive right to select counsel and shall, except as provided below, pay all expenses of the suit including without limitation attorneys’ fees and court costs. Amano shall be entitled to [*****] its [*****] from any damages, royalties, settlement fees or other consideration for [*****] resulting therefrom, and thereafter Altus and/or its Affiliates shall be entitled to retain [*****]% of any remaining damages, royalties, settlement fees or other consideration, and Amano shall be entitled to receive [*****]% of any remaining damages, royalties, settlement fees or other consideration. If necessary, Altus shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as a result of being a named party to the suit. At Amano’s request, Altus shall offer reasonable assistance to Amano in connection therewith at no charge to Amano except for reimbursement of reasonable out-of-pocket expenses incurred in rendering such assistance. Altus shall have the right to participate and be represented in any such suit by its own counsel at its own expense.
     6.4. Claimed Infringement.
          (a) In the event that a third party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, either Party or any of their respective Affiliates or sublicensees, claiming infringement of its patent rights or unauthorized use or misappropriation of its know-how, based upon an assertion or claim arising out of the development, use, manufacture, distribution or sale of the Materials or the Product, such Party shall promptly notify the other Party of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served. Amano agrees to make available to Altus its advice and counsel regarding the technical merits of any such claim at no cost to Altus.
          (b) If Altus or its Affiliates, in order to operate under or exploit the licenses granted under Article II of this Agreement in any country, must make payments (including without limitation royalties, option fees or license fees) to one or more third Parties to obtain a license or similar right in the absence of which the Amano Technology could not legally be used in connection with the manufacture, development, use, filling and finishing, distribution or sale of the Materials or the Product in any country in the world, Altus may deduct from royalties thereafter payable to Amano an amount equal to up to [*****] of such third party payments, provided that the total royalties otherwise due to Amano for any Materials shall not be reduced by more than [*****] as a result of such deduction.
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          (c) THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF AMANO IN THE CASE OF ANY CLAIMED INFRINGEMENT OR VIOLATION OF ANY THIRD PARTY’S RIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY’S KNOW-HOW.
     6.5 Intellectual Property Developed Prior to the Effective Date. It is agreed that the ownership and responsibility for the patenting of any intellectual property developed by the Parties (a) prior to the Effective Date shall be governed by the provisions of the Development Agreement, and (b) after the Effective Date shall be governed by the provisions of this Agreement.
Article VII. CONFIDENTIAL INFORMATION
     7.1. Treatment of Confidential Information. Each Party hereto shall maintain the Confidential Information of the other Party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to others, or use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, and hereby agrees to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, consultants, subcontractors, sublicensees or agents. This provision applies to any Confidential Information disclosed or developed under the Development Agreement.
     7.2. Release from Restrictions. The provisions of Section 7.1 shall not apply to any Confidential Information disclosed hereunder which:
          (a) was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving Party, as evidenced by the prior written records of the receiving Party or its Affiliates; or
          (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party or its Affiliates by an independent, unaffiliated third party rightfully in possession of the Confidential Information; or
          (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party or its Affiliates.
In addition, the receiving Party may disclose Confidential Information pursuant to the requirement of a governmental agency or any law requiring disclosure thereof, provided that the receiving
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Party gives the disclosing Party prompt and reasonable notification of such requirement prior to such disclosure, if possible, in order to enable the disclosing Party to take such actions as it deems appropriate to obtain confidential treatment for such disclosure and to minimize the extent of such disclosure
Article VIII. TERMINATION
     8.1. Term. This Agreement shall remain in effect until terminated in accordance with the provisions of this Article IX.
     8.2. Termination for Breach. Each Party shall be entitled to terminate this Agreement and the licenses granted hereunder to the other Party by written notice to the other Party in the event that the other Party shall be in material default of any of its obligations hereunder, and shall fail to remedy any such default within [*****] after notice thereof by the non-breaching Party. Any such notice shall specifically state that the non-breaching Party intends to terminate this Agreement in the event that the breaching Party shall fail to remedy the default. Upon any termination of this Agreement pursuant to this Section 8.2, neither Party shall be relieved of any obligations incurred prior to such termination.
     8.3. Termination for Financial Matters. A Party shall have the right to terminate this Agreement by written notice immediately upon the occurrence of either of the following: (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the other Party in an involuntary case under any applicable national, federal, or state insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of [*****]; or (b) the filing by the other Party of a petition for relief under any applicable national, federal, or state insolvency or other similar law.
     8.4. Effect of Termination. Survival of Obligations; Return of Confidential Information.
          (a) In case of termination of this Agreement: (i) by Amano for Altus’s material breach; or (ii) by Altus for reasons other than Amano’s material breach, Altus shall retain a perpetual, worldwide, royalty bearing license, for so long as the Products are sold, with right to sublicense, to Amano Technology and Joint Technology, to make, have made, use, sell, offer to sell and import Materials employing such Amano Technology and Joint Technology. The royalty rate shall be [*****] of Net Sales of the Products.
          (b) In case of termination of this Agreement: by Altus for Amano’s material breach;, Altus shall retain a perpetual, worldwide, non-royalty bearing license, for so long as the Products are sold, with right to sublicense, to Amano Technology and Joint Technology, to make,
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have made, use, sell, offer to sell and import Materials and Products employing such Amano Technology and Joint Technology.
          (c) Notwithstanding any termination of this Agreement, the obligations of the Parties under Article VII and Sections 6.4 and 8.1, as well as under any other provisions which by their nature are intended to survive any such termination, shall survive and continue to be enforceable. Upon any termination of this Agreement pursuant to Section 9.2 hereof, each Party shall promptly return to the other Party all written Confidential Information, and all copies thereof, of the other Party which is not covered by a license surviving such termination.
Article 1X. INDEMNIFICATION AND LIABILITY LIMITATIONS
     9.1. Product Liability Indemnification. Altus agrees to defend Amano, its agents, directors, officers and employees, at Altus’s sole expense, and will indemnify and hold harmless Amano, its agents, directors, officers and employees, from and against any and all product liability losses, costs, damages, fees or expenses arising out or in connection with Altus’s or any of its Affiliate’s or sublicensee’s manufacture, use or sale of any Product arising out of any actual or alleged injury, damage, death or other consequence occurring to any person as a result, directly or indirectly, of the possession, use or consumption of any Product, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made. In the event of any such claim against Amano or any agent, director, officer or employee, Amano shall promptly notify Altus in writing of the claim and Altus shall manage and control, at its sole expense, the defense of the claim and its settlement. Amano shall cooperate with Altus and may, at its option and expense, be represented in any such action or proceeding. Altus shall not be liable for any litigation costs or expenses incurred by Amano without Altus’s written authorization.
     9.2 Limitation of Liability. EXCEPT WITH RESPECT TO BREACH OF THEIR OBLIGATIONS OF CONFIDENTIALITY UNDER SECTION 7 AND THE OBLIGATION OF INDEMNIFICATION PURSUANT TO SECTION 9.1, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH MAY ARISE IN CONNECTION WITH THE EXECUTION AND/OR PERFORMANCE OF THIS AGREEMENT.
Article X. EXPORT
     10.1. Acknowledgment. The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving the necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls which are beyond
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the reasonable control of either Party. The Parties agree that regardless of any disclosure made by the Party receiving an export of an ultimate destination of any technical data, materials or products, the receiving Party will not re-export either directly or indirectly, any technical data, material or products without first obtaining any necessary governmental approvals, including, if applicable, the applicable validated or general license from the United States Department of Commerce, FDA and/or any other agency or department of the United States Government, as required. The receiving Party shall provide the exporting Party with any information, materials, certifications or other documents which may be reasonably required in connection with such exports under the Export Administration Act of 1979, as amended, its rules and regulations, the Federal Food, Drug and Cosmetic Act and other applicable export laws.
Article XI. MISCELLANEOUS
     11.1. Publicity. Neither Party, nor any of its Affiliates, shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement or the existence of an arrangement between the Parties, without the prior written approval of the other Party, which approval shall not be unreasonably withheld, except as otherwise required by law.
     11.2. Assignment. Except as otherwise provided in this Agreement, neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party, except to a party who acquires all or substantially all of the business of the assigning Party to which this Agreement relates by merger, sale of assets or otherwise.
     11.3. Applicable Law and Arbitration.
          (a) This Agreement shall in all events and for all purposes be governed by, and be construed in accordance with, the laws of the [*****], without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.
          (b) The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within [*****] after delivery of the disputing party’s notice, the executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.
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          (c) Any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof which has not been resolved by a non-binding procedure as provided in Section 11.3(b) above within [*****] of the initiation of such procedure, shall be settled by arbitration in accordance with the CPR Non-Administered International Arbitration Rules in effect on the date of this Agreement (the “Rules”) (http://www.cpradr.org/) by three independent and impartial arbitrators, of whom each party shall appoint one, and a third arbitrator, who shall chair the tribunal, shall be appointed in accordance with Rule 5.2. The third arbitrator shall not be a national of either country of the Parties.
          (d) Notwithstanding Section 11.3(a) above, the judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.
          (e) The place of arbitration shall be [*****]. The neutral organization designated to perform the functions specified in Rule 6 and Rules 7.7(b), 7.8 and 7.9 shall be the CPR.
          (f) The statute of limitations of [*****] applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.
          (g) The procedures specified in this Section 11.3 shall be the sole and exclusive procedures for the resolution of disputes between the Parties arising out of or relating to this Agreement; provided, however, that a party, without prejudice to the above procedures, may seek a preliminary injunction or other provisional judicial relief if in its sole judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action the Parties will continue to participate in good faith in the procedures specified in this Section 11.3
          (h) All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in this Section 11.3 are pending. The Parties will take such action, if any, required to effectuate such tolling.
          (i) Each party is required to continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement, unless to do so would be impossible or impracticable under the circumstances
     11.4. Force Majeure. In the event that either Party is prevented from performing or is unable to perform any of its obligations under this Agreement due to any act of God; fire; casualty; flood; war; strike; lockout; failure of public utilities; injunction or any act, exercise, assertion or requirement of governmental authority; epidemic; destruction of production facilities; riots;
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insurrection; inability to procure or use materials, labor, equipment, transportation or energy; or any other cause beyond the reasonable control of the Party invoking this Section 11.4 if such Party shall have used its best efforts to avoid such occurrence, such Party shall give notice to the other Party in writing promptly, and thereupon the affected Party’s performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.
     11.5. Waiver. The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.
     11.6. Notices. Any notice or other communication in connection with this Agreement must be in writing and if by mail, by certified mail, return receipt requested, or by express courier service providing evidence of receipt and shall be effective when delivered to the addressee at the address listed below or such other address as the addressee shall have specified in a notice actually received by the addressor.
If to AMANO:
AMANO Enzyme, Inc.
1-2-7, Nishiki, Naka-ku
Nagoya, Japan
Attention: President
If to Altus:
640 Memorial Drive
Cambridge, MA 02492
USA
Attention: Vice President, Strategic Planning and Alliance Management
With copies to (a) General Counsel and (b) Vice President, Process Development and Engineering at the same address.
     11.7. No Agency. Nothing herein shall be deemed to constitute either Party as the agent or representative of the other Party, or both Parties as joint venturers or partners for any purpose. Amano shall be an independent contractor, not an employee or partner of Altus, and the manner in which Amano renders its services under this Agreement shall be within Amano’s sole discretion.
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Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party will have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.
     11.8. Entire Agreement. This Agreement and the Exhibits hereto (which Exhibits are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto, including the Development Agreement; provided, however, that the following provisions of the Development Agreement shall survive to the extent not expressly superceded hereby: Article 5.1, Article 5.2 of the Development Agreement and Sections 1 and 4 of Amendment No. 2 to Cooperative Development Agreement dated March 16, 2007. In addition, the quality agreement referenced in Section 5 of the Amendment to Cooperative Development Agreement dated October 11, 2005 shall continue in full force and effect with respect to any activities undertaken or materials manufactured under the Development Agreement. For the avoidance of doubt, the Development Agreement shall survive and continue in effect solely with respect to the activities, rights and obligations pertaining to ALTU-237 under Amendment No. 3. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.
     11.9. Headings. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.
     11.10. Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.
     11.11 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of the Bankruptcy Code licenses of rights of “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement
     11.12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.
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     11.13. Third Parties. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.
     11.14 Language. This Agreement is in the English language only, which language shall control and any version in any other language shall be for accommodation only and shall not bind the Parties hereto.
     11.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as a sealed instrument in their names by their properly and duly authorized officers or representatives as of the date first above written.

AMANO ENZYME, INC.		ALTUS PHARMACEUTICALS INC.

By:	/s/ Motoyuki Amano	By:	/s/ Robert Gallotto

Name:	Motoyuki Amano	Name:	Robert Gallotto

Title:	President	Title:	Vice President, Strategic Planning

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EXHIBIT A
FTE Rate
Amano’s FTE rate on a per diem basis shall be $[*****] per day (currently ¥[*****]). If Amano expends less than eight (8) hours per day, a pro-rata charge shall apply. Such rate shall be [*****], commencing in [*****], by the [*****] in the [*****] for the previous year.
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EXHIBIT B
Regulatory Support
Pre-NDA (next 12 months)
•	Detailed development report: [*****]
o	[*****] selected the [*****]: e.g., [*****] chosen based on x years manufacturing experience for [*****], etc.

o	[*****] rationale: e.g., [*****] to [*****] to [*****] production, which then [*****] to [*****] such as x,y,z..

o	Changes in process may be due to variables such as historical data vs. new data obtained, availability of equipment
•	Detailed Development report: [*****]
o	See above for examples
•	Detailed Development Report: [*****]
o	See above for examples
•	[*****]: may require assistance accessing/compiling data

•	Long-term pre-approval inspection readiness (if necessary)

*	Refer to ICH Pharmaceutical Development section of ICH Guideline for
The Common Technical Document for the Registration of Pharmaceuticals for Human Use: Quality — M4Q(R1) for detailed content requirements (Section 3.2.P.2). http://www.ich.org/LOB/media/MEDIA556.pdf
NDA
•	NDA support
o	Review of documents for NDA (both [*****] and [*****])

o	Review of [*****] as follows:
[*****] which include:
          [*****]
Post-NDA submission/Pre-approval
o	Participation on rapid response team involvement — to [*****] from [*****] as soon as possible to avoid [*****]
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